UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 30, 2010
Date of Report (Date of earliest event reported)
PRGX Global, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-28000	58-2213805

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100 Atlanta, Georgia	30339-5949

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code): 770-779-3900
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 30, 2010, PRGX Global, Inc. (the “Company”) and its wholly-owned subsidiary PRGX USA, Inc. (the Company and PRGX USA, Inc. are collectively referred to as the “Borrowers”), entered into a Second Loan Documents Modification Agreement (the “Amendment”) with SunTrust Bank as Administrative Agent, the sole Lender and Issuing Bank, which amends that certain Revolving Credit and Term Loan Agreement, dated as of January 19, 2010 by and among the Borrowers and the Lender (the “Credit Agreement”).
     Under the terms of the Amendment, the Borrowers agreed to maintain (a) as of the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending September 30, 2010, a Fixed Charge Coverage Ratio of not less than 1.25 : 1.00 and Consolidated Adjusted EBITDA for the four Fiscal Quarters then ended of not less than $20,900,000, and (b) as of the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2011, a Fixed Charge Coverage Ratio of not less than 1.50 : 1.00 and Consolidated Adjusted EBITDA for the four Fiscal Quarters then ended of not less than $22,500,000. In consideration of the Administrative Agent agreeing to the terms of this Amendment, the Borrowers agreed to pay to the Administrative Agent an amendment fee plus all reasonable, out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation and execution of the Amendment.
     A copy of the Amendment is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the Company’s obligations under the Amendment is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits
The following exhibits are filed herewith:

Exhibit 10.1	Second Loan Documents Modification Agreement, dated September 30, 2010, by and among the Borrowers and the Lender

SIGNATURES
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.
By:	/s/ Victor A. Allums
Victor A. Allums
Senior Vice President, Secretary and General Counsel

Dated: October 1, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Loan Documents Modification Agreement, dated September 30, 2010, by and among the Borrowers and the Lender